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                                                                      EXHIBIT 21


                              UNITED RENTALS, INC.

                                  SUBSIDIARIES

Those corporations which are indented represent subsidiaries of the corporation under which they are indented.


                                                                              Jurisdiction of
                            Name of Subsidiary                                 Incorporation
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    Flasher-Handling Corp.                                                   New York
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    United Rentals Trust I                                                   Delaware
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    United Rentals (North America), Inc.                                     Delaware
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          Advance Barricades and Signing, Inc.                               Florida
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          All Cities Trailer Exchange, Inc.                                  California
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          Arrow Equipment Company                                            Illinois
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          Bakersfield Compaction Equipment                                   California
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          Coast Line Marking, Inc.                                           Florida
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          Dealer Services Company                                            New Jersey
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          Equipment Leasing Services, Inc.                                   Massachusetts
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          Flasher Co. of Kansas, Inc.                                        Kansas
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          Flasher Company of Oklahoma, Inc.                                  Oklahoma
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          Frontenac Equipment, Inc.                                          Missouri
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          Highway Supply Company                                             New Mexico
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          Jadco Signing, Inc.                                                Florida
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          Liddell Management Co., Inc.                                       Massachusetts
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          Oklahoma Shoring & Steel Plate Rental, Inc.                        Oklahoma
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          Paul E. Carlson, Inc. d/b/a Carlson Equipment Company              Minnesota
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          Precision Pavement Marking, Inc.                                   Minnesota
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          Rentals Unlimited, Incorporated                                    Rhode Island
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          Rocky Mountain Safety Service, Inc.                                Wyoming
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          Russ Enterprises, Inc.                                             California
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          Safety Lights Sales and Leasing, Inc. of Texas                     Texas
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          Shoring & Supply Company, Inc.                                     Kansas
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          State Barricading, Inc.                                            Ohio
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          Traffic Markings South, Inc.                                       Georgia
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          Traffic Safety Services, Inc.                                      North Dakota
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          Tri-Mac, Corporation, d/b/a Tri-Mack Barricade Company             Indiana
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          United Rentals Gulf, Inc.                                          Delaware
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                United Equipment Rentals Gulf, L.P.                          Texas
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                A.S.C. Pavement Markings, Inc.                               Texas
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                Highway Safety Service Company                               Texas
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                Lectric Safety Lites Co.                                     Texas
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                Paige Barricades, Inc.                                       Texas
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          United Rentals Highway Technologies, Inc. (f/k/a Liddell
           Bros., Inc. )                                                     Massachusetts
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          United Rentals Highway Technologies Gulf, Inc.                     Delaware
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          United Rentals Highway Technologies, L.P.                          Texas
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          United Rentals Northwest, Inc. (formerly High Reach, Inc.)         Oregon
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                Provisto, S. de R.L. de C.V.                                 Mexico
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                U.S. Rentals, S. de R.L. de C.V.                             Mexico
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
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

                                                                               Jurisdiction of
                      Name of Subsidiary                                        Incorporation
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        United Rentals Receivables LLC I ("SPV I")                           Delaware
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                United Rentals Receivables LLC II  ("SPV II")                Delaware
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        United Rentals Southeast, Inc.                                       Delaware
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                United Rentals Southeast, L.P.                               Georgia
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        United Rentals of Canada, Inc.                                       Ontario
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                Location Multiloc, Inc.                                      Quebec
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        Wanamaker Rents, Incorporated                                        California
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        Warning Lites of Minnesota, Inc.                                     Minnesota
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        Warning Safety Lights, Inc.                                          Florida
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        Warning Safety Lights of Georgia, Inc.                               Florida
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        West-Co Rental & Sales                                               Colorado
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        WLI Industries, Inc.                                                 Illinois
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                Safe-T-Flare Services, Inc.                                  Missouri
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                Warning Lites of Indiana, Inc.                               Indiana
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                Warning Lites of Iowa, Inc.                                  Iowa
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        Work Signs, Inc.                                                     Louisiana
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        Work Zone, Inc.                                                      Louisiana
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        Work Zone Safety, Inc.                                               Colorado
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        Woudenberg Enterprises, Inc.                                         Arizona
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                Highway Rentals, Inc.                                        Nevada
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        Wynne Systems, Inc.                                                  California
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

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